UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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CTI BioPharma Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ON DECEMBER 2, 2014, CTI BIOPHARMA CORP. (THE “COMPANY”) FILED ON SDIR NIS, BORSA ITALIANA’S NETWORK INFORMATION SYSTEM, A PRELIMINARY NOTICE OF CALL REGARDING THE COMPANY’S SPECIAL MEETING OF SHAREHOLDERS, WHICH IS EXPECTED TO BE HELD ON FEBRUARY 27, 2015 (THE “SPECIAL MEETING”) (THE “PRELIMINARY NOTICE OF CALL”). THE PRELIMINARY NOTICE OF CALL WILL ALSO BE PUBLISHED IN ITALY ON DECEMBER 3, 2014. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE PRELIMINARY NOTICE OF CALL.

ENGLISH TRANSLATION OF PRELIMINARY NOTICE OF CALL

CTI BioPharma Corp.

Registered office: 3101 Western Avenue, Suite 600

Seattle, Washington 98121, United States of America

Preliminary notice of call of Special Meeting of Shareholders expected to be held on February 27, 2015

To our Shareholders:

The Special Meeting of Shareholders (the “Special Meeting”) of CTI BioPharma Corp., a Washington corporation (the “Company”), is expected to be held on February 27, 2015, at 10:00 a.m. (Seattle, Washington time) at the Company’s headquarters at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, to resolve upon the following matters:

(1)

to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 215,333,333 to 315,333,333 and to increase the total number of authorized shares of common stock from 215,000,000 to 315,000,000(“Proposal 1”);

(2)

to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1; and

(3)	to transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

Our shareholders (the “Shareholders”) are cordially invited to attend the Special Meeting. Shareholders of record at the close of business on January 8, 2015, the record date established by the Board (the “Record Date”), will be entitled to vote at the Special Meeting. The Shareholders will have the right to exercise their voting rights at the Special Meeting even if the date of the Special Meeting is adjourned or postponed. A complete list of the Shareholders that will be receiving the call notice of the Special Meeting and have the right to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Special Meeting at the office of the Secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, beginning ten days prior to the Special Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from the intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Special Meeting (the “Certification”), which is to be presented to the Company to attend the Special Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail by submitting the proxy card, which will be included in the Company’s proxy statement and will be available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov and the Company’s website at www.ctibiopharma.com. Shareholders must duly fill in and execute the proxy card and deliver it to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name printed on the Certification.

Please note that the Company expects that the definitive proxy statement will be available on or about January 12, 2015 on the SEC’s website at www.sec.gov and on the Company’s website at www.ctibiopharma.com, and in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary, CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan. CTI will make available a preliminary proxy statement on or about December 22, 2014. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be resolved upon at the Special Meeting, which will be described in greater detail in the proxy statement.

To obtain the quorum required at the Special Meeting and to validly resolve upon any or all of the proposals to be presented to shareholders at the Special Meeting and to facilitate voting regarding such matters, the Company has requested certain Italian banks—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in all or in part, held in the name of and in the customers’ account by such banks, to an account opened in the name of the same banks at a U.S. broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this transfer permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Special Meeting for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. Even if the Italian banks agree to perform the transfer describe above, the Italian Shareholders will have the right to provide instructions to the U.S. broker-dealer to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Special Meeting, the transferred shares will be voted by the United States broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the NYSE.

Any Shareholder that is a resident of Italy may also vote via Internet or by telephone if his or her shares are held directly by a U.S. broker-dealer’s account in the Shareholder’s name before or on the Record Date. Once the shares are held by a U.S. broker-dealer, the Shareholder may receive the Special Meeting documentation at his or her address, together with a security code to be used for voting (i) on the website: www.proxyvote.com or (ii) by calling the telephone number provided on the proxy card included in the proxy statement. The Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer by any Shareholder to a U.S. broker-dealer’s account. Please note that the costs derived from the transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the United States, shall be borne by the Shareholder requesting the transfer of his or her shares.

The Italian Shareholders may also request to be registered in the Company’s shareholder ledger at any time as a record holder. The Italian Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with an ownership certification) to the Company’s transfer agent, the removal of the shares from Monte Titoli’s account and transfer of the shares to the United States directly in name of the Italian Shareholder. Please note that registration in the Company’s shareholders ledger may limit the disposal rights related to the shares or make its exercise more complex.

The Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Special Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of the Board of Directors

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance & Administration

December 3, 2014

The Company will file a proxy statement and other documents regarding the Special Meeting described in this Preliminary Notice of Call of Special Meeting of Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Special Meeting and related matters. Shareholders may obtain a free copy of the Company’s definitive proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.ctibiopharma.com), in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan.